CTS Investor Presentation April 2023

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions, and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties, and other factors, which could cause CTS’ actual results, performance, or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: supply chain disruptions; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including our acquisitions of TEWA Temperature Sensors, Ferroperm Piezoceramics and maglab, A.G.; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises (including the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition), natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

14% Non-Transportation Revenue CAGR LTM Revenue $585 million Global design and manufacturing capabilities Technical and application expertise applied across diverse and growing end markets 1 Last 12 months Revenue as of Mar 2023 2 2017-2022 including acquisitions Europe 16% North America 57% Asia 27% Sales/Technical Office Manufacturing Facility Aero & Defense Medical Industrial Transportation 2 1 1 LTM Adj. EPS $2.40 CTS is a Leading Designer and Manufacturer of Custom Engineered Solutions that Sense, Connect and Move - Enabling an Intelligent and Seamless World  1 LTM Adj. EBITDA Margin 22% Non-Transportation 49% LTM Net Earnings Margin – 10% LTM GAAP EPS – $1.80

CTS Positioned to Deliver 10% Organic and Inorganic Growth Deep custom engineered capability and long-standing customer relationships Megatrend tailwinds – automation, healthcare innovation and electrification Strong new product pipeline – eBrakeTM, textured piezo, medical applications Organic Growth 300-600 bps > GDP Clear strategy of growth and diversification led by non-transportation end markets Transportation acquisition focus on EV technology capability Strong balance sheet and cash flow to support M&A strategy Strategic M&A focused on Value Creation Regional capabilities to serve customers reducing cross-border challenges Strong leadership team leveraging operational excellence to drive profitable growth Strengthening and aligning organizational capabilities through Focus 2025 initiative Global Footprint, Strong Execution Track Record

Automation Healthcare Innovation Industry 4.0 Factory Automation Passenger Safety Defense Automation Improved Diagnostics Non-Invasive Therapeutics Patient Experience Secular Themes Drive Growth Across End Markets Applying deep domain expertise to solve today’s most pressing challenges Sustainability Electrification Reduced Emissions Energy Efficiency Fluid Metering

Deep Technical Expertise Provides a Sustainable Advantage

	Capabilities	Key Technologies		Applications	
Magnetics	Position Sensing	• Hall Effect • Inductive • Force		• Vehicle Controls • Pro Audio / Video • Medical Devices	
Magnetics	Current Sensing	• Ferromagnetics • Circuit Design • Core and busbar		• Electric Vehicles • Renewable Energy • Industrial	
Advanced Ceramics	Piezoelectric Ceramic	• Bulk • Tapecast • Single Crystal • Textured		• Imaging: Medical, Defense • Medical Therapeutics • Micro-actuation	
Advanced Ceramics	Temperature Sensing	• NTC Thermistors		• HVAC-R • Medical Devices • Condition Monitoring	
Advanced Ceramics	Signal Processing	• RF Filters • EMI/EMC • Crystal Oscillators		• Aerospace and Defense • Communications Infrastructure	

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2017 Revenues $423M Long term target +10% CAGR Utilizing core capabilities and domain expertise in fast-growing end markets Investing in business development resources, process and technology capabilities Disciplined capital investments to support diversification strategy < 50% 5-15% 10-20% 20-30% LTM Revenues $585M 1 Diversifying Revenue in Growing End Markets Outside of Transportation Notes: 1 Beginning in 2022, sales to Telecom & IT end-market are included in the Industrial end-market Non-transportation revenue up from 35% to 49% with a goal of >50%

Efficiency Material Expertise Up integration into sensors and transducers Addressable Market Size: Estimated Market Growth: Revenue CAGR: $2.9B 12% Industrial 1 Mid-single Digit Drivers of Outperformance: INDUSTRIAL Enabling Efficiency and Automation in Industrial Markets Strong Tailwinds from Sustainability and Efficiency-focused Macrotrends 1 Revenue CAGR 2017 - 2022 Sustainability Stratified Air (HVAC) Productivity Micro-positioning (Automation) Actuation (Industrial Printing) Accuracy (Metering)

Intravenous Ultrasound High Resolution Ultrasound Drug Delivery Cardiac Rhythm (Wireless Pacemaker) Highly Precise Minimally Invasive Addressable Market Size: Estimated Market Growth: Revenue CAGR: Drivers of Outperformance: MEDICAL $1.5B 13% Unlocking Important Innovation in Medical Markets 1 Utilizing Technology to Enhance Patient Care and Experience 1 Revenue CAGR 2017 - 2022 Mid-single Digit Strong growth in ultrasound modality Superior material performance enable share gains

Enhanced Performance Underwater Sonar Reliability Space Temperature Applications Vibration Monitoring Radar Addressable Market Size: Estimated Market Growth: Revenue CAGR: Drivers of Outperformance: AEROSPACE & DEFENSE $0.7B 22% Mid-single Digit Increase in defense spending EU market expansion opportunities Ensuring Performance and Reliability in Aerospace and Defense 1 Higher Performance and Reliability in Mission Critical Harsh Environments 1 Revenue CAGR 2017 - 2022

Electrification Creating Growth Opportunity in Transportation 11 Addressable Market Size: Estimated Market Growth: Revenue CAGR: Drivers of Outperformance: TRANSPORTATION $2.7B 2% Increased Content with New Products for EVs leading to expanded SAM 1 Light Vehicle Content Grows > 2x with EV Applications 1 Revenue CAGR 2017 - 2022 Chassis Height Sensor Accelerator Modules Brake Position Sensor Belt Tension Sensor Seat Track Position Sensor Seat Belt Buckle Switch Sensor 95% of existing light vehicle portfolio transitions to EVs New products expand future content per vehicle 6 New EV Platform Wins in Q1 2023 AC Motor Current Sensor AC Motor Position Sensor eBrake™ Drive-Pad ™ Low-single Digit

Improved Operational Efficiency Gross Margin +600 bps Streamlined SG&A (500) bps Improved process improvement capability, business intelligence Strengthened Balance Sheet 203% operating cashflow1 135% free cash flow1 $152 million returned to shareholders2 Solid acquisition capacity Strategic Investments For Growth Enhanced front-end selling and marketing capabilities, tools Continued R&D investments for organic growth 8 acquisitions since 2013 Strong Execution Capabilities Notes:  1 As of December 2022 as % of Net Earnings and Adjusted Net Earnings, respectively. 2 Cumulative from 2013 to Q1 2023 through dividends & share repurchases

Cash Returned to Shareholders Dividend & Buybacks 20-40% of FCF Capital Structure Leverage 1.0 – 2.5x Operating Cash Flow 15-17% of Sales Growth Capex ~4% of Sales Acquisitions 60-80% of FCF Capital Allocation Priorities Maintain healthy Balance Sheet Disciplined organic investments Growth resources and tools IT systems – ERP, analytics capabilities CTS OS – Operational improvements Strategic M&A – a growth priority Return capital to shareholders Capital Allocation Framework $152 million in cash returned to shareholders since 2013

Strategic Approach to M&A Strengthen Customer Relationships Geographical Expansion Enhance Technology Portfolio Attractive Financials Expand End Markets Expand Product & Applications ~ 5% of Sales Growth From M&A Disciplined approach to acquisitions ROI in excess of cost of capital Maintain balance sheet strength Synergistic opportunities Accretive to earnings

Strategic Acquisitions Fueling Diversification – M&A as a Catalyst Single Crystal Technology 2016 2017 Tape Cast Technology Bulk Technology Pre 2016 2022 Medical Therapeutics Europe Defense Growing Piezoceramic Platform Current Enhancing Piezoceramic Technology and Geographic Reach Building a Strong Global Temperature Sensing Platform 2020 Medical Applications Industrial Applications 2019 Industrial + Medical Europe Expansion 2022 Growing Temperature Platform Current 49% of sales from Non-Transportation end markets … +360 bps vs. 2021

2020-2023 CAGR 32% 1 $2.70 $2.40 Notes: 1 CAGR based on mid point of 2023 guidance 2 Refer to Appendix for reconciliation from Diluted EPS to Adjusted Diluted EPS FY 2023 Guidance Revenue ($ Millions) Adjusted Diluted EPS $580 $640 2020-2023 CAGR 13% 1 Solid demand from medical & aerospace/defense customers Maintaining softer outlook in industrial end market & distribution channel Light vehicle market forecasts - NA 15M, China 26M, Europe 16-17M units Closely following risks from interest rates, inflation, currency fluctuations & geopolitical landscape Tax rate in the range of 21-23% excluding discrete items Key Outlook Assumptions Diluted EPS 2 $1.06 $(1.30) $1.85 Monitoring Potential Impact of Macroeconomic and Geopolitical Conditions

20121 LTM2 Long-Term Target Revenue $304M $585M +10% per year Adj Gross Margin %3 GAAP Gross Margin % 30.1% 30.1% 36.1% 35.5% 35-38% Adj SG&A Expense %3 GAAP SG&A Expense % 19.4% 20.7% 15.1% 15.7% 13-15% R&D Expense % 6.9% 4.2% 5-7% CapEx % 4.4% 2.6% ~4% 2 Financial Framework 1 1 2012 Financial from Continuing Operations 2 LTM through Q1 2023 3 Refer to Appendix for adjusted Gross Margin and SG&A Expenses reconciliation to GAAP measures Notes:

Published inaugural ESG Report highlighting ESG progress Continued advancing our goal of deriving more than 25% of sales of components for light vehicles from electrified platforms. 6 new wins for electrified vehicle platforms in Q1 2023   Employees devoted over 1,100 hours to community service events and projects in Q1 through our CTS Cares Platform.  ESG Initiatives Creating Long-Term Value for Stakeholders and Communities eBrake™ AC Motor Current Sensor AC Motor Position Sensor Drive-Pad ™

Appendix

Focus 2025 01 02 03 Develop customer partnerships that are authentic and collaborative, resulting in mutually beneficial revenue growth Deeper Customer Relationships Build a culture of continuous improvement through the development of CTS Operation Systems and process improvement mindset Improved Operating Systems Improve revenue growth through strategic plan execution, M&A and active portfolio management Profitable Growth 04 Foster a culture aligned with our vision and values, Build leadership capabilities Organization 10% Revenue CAGR with 23% EBITDA

CTS Core Values Play to Win Responsiveness Simplicity Solution Oriented

Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS believes that the non-GAAP financial measures presented are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. Non-GAAP measures should not be used by investors or third parties as the sole basis for formulating investment decisions, as they may exclude a number of important cash and non-cash recurring items. CTS has presented these non-GAAP financial measures as it believes that the presentation of its financial results that exclude (1) restructuring charges; (2) environmental charges; (3) acquisition-related costs; (4) inventory fair value step-up costs; (5) foreign exchange (gains) losses; (6) non-cash pension expenses (income); and (7) certain discrete tax items are useful and assist in comparing CTS’ current operating results with past periods and with the operational performance of other companies in its industry. Included below is a description of the expenses that CTS has determined are not normal, recurring cash operating expenses necessary to operate its business and the rationale for why providing financial measures for its business with such expenses excluded or adjusted is useful to investors as a supplement to the U.S. GAAP measures. • Restructuring charges - costs primarily relating to workforce reduction costs, building and equipment relocation costs, asset impairment charges and other facility closure costs in connection with our continued optimization of our organization. • Environmental charges - costs associated with our non-operating facilities that are unrelated to ongoing operations. • Acquisition-related costs – diligence and transaction costs related to acquisitions. • Inventory fair value step-up costs - purchase accounting-related inventory costs from acquisitions. • Foreign exchange (gains) losses - remeasurement income and expenses for non-U.S. subsidiaries with the U.S. dollar as its functional currency. • Non-cash pension expenses (income) - pension income and expenses relating to the non-operating U.S. pension and post-retirement life insurance plans, including historical plan settlement activities. • Discrete tax items - non-recurring, infrequent, or unusual tax adjustments (e.g., valuation allowances, uncertain tax position changes, unremitted assertion changes and discrete impacts associated with pre-tax non-GAAP items, etc.). At times, the reconciliations below have been intentionally rounded to the nearest thousand, or $0.01 for EPS figures, and, therefore, may not sum. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

Regulation G Schedules ($ Millions) Adjusted Gross Margin LTM Full Year Q2-22 to Q1-23 2022 2012 Gross margin 207.9 $ 210.5 $ 91.5 $ Net sales 585.2 $ 586.9 $ 304.5 $ Gross margin as a % of net sales 35.5% 35.9% 30.1% Adjustment to reported gross margin: Inventory fair value step-up 3.4 4.0 Adjusted gross margin 211.3 $ 214.5 $ 91.5 $ Adjusted gross margin as a % of net sales 36.1% 36.5% 30.1% Full Year

Regulation G Schedules ($ Millions) Adjusted SG&A Expenses LTM Full Year Full Year Q2-22 to Q1-23 2022 2012 SG&A Expense 91.7 $ 91.5 $ 63.1 $ Net sales 585.2 $ 586.9 $ 304.5 $ SG&A expense as a % of net sales 15.7% 15.6% 20.7% Adjustments to reported SG&A expense: Environmental charges 2.9 2.8 - Acquisition-related costs 0.5 0.8 - Additional CEO search, legal costs and acquisition - - 2.5 Additional legal costs - - 1.5 Total adjustments to reported SG&A expense 3.4 $ 3.6 $ 4.0 $ Adjusted SG&A expense 88.3 $ 87.9 $ 59.1 $ Adjusted SG&A expense as a % of net sales 15.1% 15.0% 19.4%

Regulation G Schedules ($ Millions) Adjusted EBITDA Margin LTM Q2-22 to Q1-23 Net earnings (loss) 57.7 $ Net sales 585.2 $ Net earnings (loss) margin 9.9% Depreciation and amortization expense 30.0 Interest expense 2.4 Tax expense (benefit) 20.1 EBITDA 110.0 Adjustments to EBITDA: Restructuring charges 2.5 Gain on Sale - leaseback Environmental charges 2.9 Legal Settlement Additional CEO search, legal costs & acquisition Acquisition-related costs 2.2 Inventory fair value step-up 3.4 Non-cash pension and related (income) expense 4.8 Foreign currency (gain) loss 5.1 Total adjustments to EBITDA 20.8 Adjusted EBITDA 130.8 $ Adjusted EBITDA margin 22.4%

Regulation G Schedules ($ Millions) Adjusted Net Earnings Margin 2022 Net earnings (loss) (A) 59.6 $ Net sales 586.9 $ Net earnings (loss) as a % of net sales 10.2% Adjustments to reported net earnings (loss): Restructuring charges 1.9 Environmental charges 2.8 Acquisition-related costs 2.5 Inventory fair value step-up 4.0 Non-cash pension and related (income) expense 4.8 Foreign currency (gain) loss 4.9 Total adjustments to reported net earnings (loss) 20.9 $ Total adjustments, tax affected (B) 19.3 $ Tax adjustments: Increase in valuation allowances - Other discrete tax items 0.2 Total tax adjustments (C) 0.2 $ Adjusted net earnings (A+B+C) 79.1 $ Adjusted net earnings as a % of net sales 13.5% Full Year

Adjusted Diluted EPS Regulation G Schedules LTM 2022 2021 2020 Diluted earnings (loss) per share 1.80 $ 1.85 $ (1.30) $ $1.06 Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.06 0.05 0.06 0.04 Foreign currency (gain) loss 0.16 0.15 0.10 (0.16) Non-cash pension expense 0.16 0.16 3.13 0.06 Environmental charges 0.07 0.07 0.05 0.07 Acquisition-related costs 0.05 0.07 - 0.01 Inventory fair value step-up 0.09 0.10 - - Discrete tax items 0.01 0.01 (0.11) 0.04 Adjusted diluted earnings per share 2.40 $ 2.46 $ 1.93 $ $1.12 Full Year NOTE: CTS believes that adjusted gross margin, adjusted selling, general & administrative expense, adjusted EBITDA margin, adjusted net earnings and adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations (such as those items noted above in the paragraph titled “Non-GAAP Financial Measures”) or were not part of CTS’ business operations during a comparable period.

($ Millions) Free Cash Flow Regulation G Schedules NOTE: CTS believes that free cash flow is a useful measure because it demonstrates the company’s ability to generate cash. Free cash flow is a non-GAAP measure and should be considered in addition to, but not as a substitute for, information contained in the company's condensed consolidated statement of cash flows as a measure of liquidity. 2022 Net cash provided by operating activities 121.2 $ Net earnings 59.6 $ Operating Cash Flow as % of Net Earnings 203% Capital expenditures (14.3) Free cash flow 106.9 $ Adjusted Net earnings 79.1 $ Operating Cash Flow as % of Adj. Net Earnings 135% Full Year